ALLIANCE GREATER CHINA '97 FUND

ANNUAL REPORT
JULY 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                          ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

September 28, 1999

Dear Shareholder:

We are pleased to report on our performance, outlook and investment strategy for Alliance Greater China '97 Fund (the "Fund") for the annual reporting period ended July 31, 1999.

INVESTMENT RESULTS
The following table provides performance data for the Fund during the six- and 12-month periods ended July 31, 1999. For comparison, we have also included performance results for the Lipper China Region Funds Average (the "Lipper Average"). For reference, the table also shows performance data for three Morgan Stanley Capital International ("MSCI") indices including the China Free, Hong Kong and Taiwan indices. Since the performance for each MSCI index represents issues located only in a single country, these indices should not be used to compare the performance data of your Fund, as your Fund's investments are diversified into all three countries.

The Fund outperformed the Lipper Average during the 12-month period under review due to an overweighting in Hong Kong. During the six-month period under review, the Fund underperformed the Lipper Average slightly due to its underexposure to Chinese B shares (shares that are listed in Shanghai/Shenzhen available for foreign investors) that ran up strongly between May and June of 1999. We believe that this run-up is not sustainable on a fundamental basis.


INVESTMENT RESULTS*
As of July 31, 1999
                                           TOTAL RETURNS
                                       6 MONTHS      12 MONTHS
                                      ----------     ----------
ALLIANCE GREATER CHINA '97 FUND
  Class A                               38.28%         69.42%
  Class B                               37.86%         68.46%
  Class C                               37.92%         68.26%

MSCI CHINA FREE INDEX                   84.31%         52.96%

MSCI HONG KONG INDEX                    36.30%         80.64%

MSCI TAIWAN INDEX                       28.99%         20.91%

LIPPER CHINA REGION FUNDS AVERAGE       41.15%         54.94%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF JULY 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MSCI CHINA FREE INDEX, THE MSCI HONG KONG INDEX, AND THE MSCI TAIWAN INDEX ARE MARKET CAPITALIZATION-WEIGHTED INDICES OF COMPANIES LOCATED IN THEIR RESPECTIVE COUNTRIES, AND ARE RESPECTIVELY COMPRISED OF 37, 33, AND 76 COMPANIES AS OF JULY 31, 1999. THE LIPPER CHINA REGION FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST IN EQUITY SECURITIES WHOSE PRIMARY TRADING MARKETS OR OPERATIONS ARE CONCENTRATED IN THE CHINA REGION OR IN A SINGLE COUNTRY WITHIN THIS REGION. THESE FUNDS GENERALLY HAVE SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. FOR THE SIX- AND 12-MONTH PERIODS, THE LIPPER AVERAGE INCLUDED 28 AND 25 FUNDS, RESPECTIVELY. ALL COMPARATIVE INDICES ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


MARKET REVIEW
During the period under review, the recovery in Asian stock markets continued as the region's economies started to bottom out. Global central bank interventions, including the lowering of interest rates, also prevented a deflationary bust that could have potentially occurred following the Russian default and the collapse of Long Term Capital Management. The Hong Kong stock market rally continued in the first half of 1999 due to lower interest rates and further improvement in the economy and the property market. The budget announced by Hong Kong's government was also well received.

The China market rallied sharply from May to June of 1999 primarily due to a series of government measures to stimulate the domestic A share market (shares available for domestic investors only) in order to boost consumer


1


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

confidence. As a result, the B shares and H shares (Chinese shares listed in Hong Kong) have also rallied due to the spillover from the A share market. We believe, however, that this rally may not be sustainable. In our view, the underlying corporate earnings and quality of management of these companies have not improved and the sharp jump in prices was more a result of liquidity flows.

In Taiwan, the market rebounded since the first quarter of 1999 due to strong foreign inflows and positive economic figures. However, the market pulled back in July of 1999 due to President Lee's comments on Taiwan's political relationship with China.

ECONOMIC REVIEW AND OUTLOOK
According to the central bank, the Chinese economy is expected to grow by nearly 8% in the first half of 1999. This figure is in line with the 7% growth target. In view of the slowdown in exports and flat consumer spending, we believe that government spending will remain a major engine of growth. Despite the short-term setback in the Sino-U.S. relationship in the World Trade Organization ("WTO") negotiation, we believe that there is still a possibility that a breakthrough will be reached in the second half of 1999.

In our view, Hong Kong's economy should bottom out in the second half of 1999, and we expect positive growth for the year 2000. The WTO entry of China should benefit Hong Kong as a major service center as foreign direct investment is expected to pick up in the medium term. The government push to diversify the economy into higher value-added industries should also strengthen the economy in the long run.

The Taiwan economy has shown signs of picking up as exports have recovered. However, we anticipate that the recent political tension between Taiwan and China, and the political uncertainty ahead of the presidential election next year, may hold back investment and consumption in the second half of 1999.

FUND STRATEGY
As U.S. interest rates may potentially trend higher in the next six-month period, the rally in the Asian stock markets may potentially moderate as investors may begin to focus on corporate earnings rather than a general recovery theme. As China starts to reflate, the Fund has selectively increased weightings to favor some cyclical industries in China. As mentioned earlier, we remain skeptical about the sustainability of the rally in the domestic market and would therefore be highly selective in increasing our exposure to China plays. In Hong Kong, we would focus on telecom and financials, while in Taiwan semiconductors and technology remain our preferred sectors.

Thank you for your continued interest in Alliance Greater China '97 Fund. We look forward to reporting to you on market activity and your Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Matthew Lee
Portfolio Manager


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES               ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

Alliance Greater China '97 Fund is a non-diversified management investment company that seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities issued by Greater China companies.



INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 1999
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      69.42%         62.38%
Since Inception*              -9.48%        -11.49%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      68.46%         64.46%
Since Inception*             -10.07%        -11.48%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      68.26%         67.26%
Since Inception*             -10.13%        -10.13%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (JUNE 30,
1999)
                            CLASS A        CLASS B        CLASS C
                          ------------   ------------   ------------
1 Year                        53.36%         55.26%         58.07%
Since Inception*              -9.23%         -9.20%         -7.73%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Since Inception: 9/3/97, all share classes.


3


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

ALLIANCE GREATER CHINA '97 FUND
GROWTH OF A $10,000 INVESTMENT
9/30/97* TO 7/31/99


$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000


9/30/97   1/31/98   7/31/98   1/31/99   7/31/99


ALLIANCE GREATER CHINA '97 FUND CLASS A: $8,012
LIPPER CHINA REGION FUNDS AVERAGE: $7,503


This chart illustrates the total value of an assumed $10,000 investment in Alliance Greater China '97 Fund Class A shares (from 9/30/97 to 7/31/99) as compared to the performance of an appropriate average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lipper China Region Funds Average reflects the performance of 18 funds (based on the number of funds in the average from 9/30/97 to 7/31/99). These funds generally have similar investment objectives to Alliance Greater China '97 Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance Greater China '97 Fund to the average shown above, you should note that Lipper results include fees and expenses.


Alliance Greater China '97 Fund
Lipper China Region Funds Average

*    Closest month-end after Fund's Class A share inception date of 9/3/97.


4


TEN LARGEST HOLDINGS
JULY 31, 1999                                   ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

                                                                   PERCENT OF
COMPANY                                       U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Cheung Kong Holdings, Ltd.--The company is
  involved in property development and
  investment, infrastructure and related
  businesses.                                   $  279,324             8.6%
Hutchison Whampoa, Ltd.--The company has
  diverse operations including property
  investment and development, port services,
  retail, manufacturing, finance, investment
  and other services.                              228,046             7.0
HSBC Holdings Plc.--The company provides
  financial services that include
  corporate and retail banking, private
  and investment banking, and insurance.           212,198             6.6
Cable & Wireless HKT, Ltd.--The company
  provides international, local and
  mobile telecommunications services and
  equipment sales, internet and
  interactive multi-media services,
  engineering and other services.                  207,857             6.4
Pacific Century Regional Developments,
  Ltd.--The company is an investment
  holding and property development
  company. The company's subsidiaries
  are involved in life insurance,
  property investment and development,
  and hotel operations.                            164,487             5.1
China Telecom (Hong Kong), Ltd.--The
  company provides telecommunication
  services in the People's Republic of
  China.                                           161,410             5.0
Dao Heng Bank Group, Ltd.--An investment
  holding company whose principle
  activities include commercial banking,
  trustee, and nominee services.                   152,675             4.7
China Resources Enterprise, Ltd.--A holding
  company whose subsidiaries develop and
  invest in real estate and infrastructural
  projects, provide cold storage services,
  manufacture beer products, and office
  furniture.                                       124,717             3.9
Wharf Holdings, Ltd.--The company is
  involved in property development and
  investment, hotel operations, terminal
  and warehousing, and cable television.           119,048             3.7
New World Development Co., Ltd.--A holding
  company whose subsidiaries are involved
  in property development and investment,
  as well as hotel operations, construction
  and civil engineering activities, and
  other investments.                               105,648             3.3
                                                $1,755,410            54.3%


5


SECTOR DIVERSIFICATION
JULY 31, 1999                                   ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

                                                                    PERCENT OF
                                              U.S. $ VALUE          NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                                $   36,075             1.1%
Capital Goods                                       92,764             2.9
Consumer Manufacturing                             154,285             4.8
Consumer Services                                   59,395             1.8
Consumer Staples                                   105,358             3.3
Finance                                          1,451,073            44.8
Multi Industry                                     622,686            19.3
Technology                                         233,076             7.2
Transportation                                      62,951             1.9
Utilities                                          401,554            12.4
Energy                                              38,394             1.2
Total Investments                                3,257,611           100.7
Cash and receivables, net of liabilities           (22,216)           (0.7)
Net Assets                                      $3,235,395           100.0%


6


PORTFOLIO OF INVESTMENTS
JULY 31, 1999                                   ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-100.7%
HONG KONG-88.4%
ABC Communications
  Holdings, Ltd.                                100,000      $    32,210
Bank of East Asia, Ltd.                          25,000           60,555
Cable & Wireless HKT,
  Ltd.                                           88,400          207,857
Cathay Pacific Airways                           20,000           28,473
Cheung Kong Holdings,
  Ltd.                                           32,000          279,324
Cheung Kong Infrastructure
  Holdings, Ltd.                                 45,000           92,764
China National Aviation
  Co., Ltd.                                     200,000           31,179
China Resources Enterprise,
  Ltd.                                           80,000          124,717
China Telecom
  (Hong Kong), Ltd. (a)                          54,000          161,410
Cosco Pacific, Ltd.                              40,000           36,075
Dah Sing Financial Group,
  Ltd.                                           20,000           81,942
Dao Heng Bank Group,
  Ltd.                                           30,000          152,675
Denway Investments,
  Ltd. (a)                                      500,000           84,390
Guangdong Kelon
  Electrical Holdings Co.,
  Ltd. "H" Shares                                62,000           69,895
Hang Seng Bank, Ltd.                              7,000           77,110
Henderson Land
  Development Co., Ltd.                          13,000           73,529
Hengan International Group
  Co., Ltd. (a)                                 110,000           47,123
HKCB Bank Holding Co.,
  Ltd.                                          150,000           56,045
HKR International, Ltd.                          44,800           36,075
HSBC Holdings Plc.                               18,000          212,198
Hutchison Whampoa, Ltd.                          24,000          228,046
Jardine Matheson Holdings,
  Ltd.                                            6,800           35,020
Legend Holdings, Ltd.                           100,000           94,053
New World Development
  Co., Ltd.                                      40,000          105,648
Ng Fung Hong, Ltd.                               80,000           58,235
Regal Hotels International
  Holdings, Ltd. (a)                            300,000           30,921
Shanghai Petrochemical
  Co., Ltd. Cl. H                               200,000           38,394
Sino Land Co., Ltd.                              50,000           26,412
Swire Pacific, Ltd. Cl. A                         7,000           32,468
Union Bank of Hong Kong,
  Ltd.                                           70,000           53,662
Wharf Holdings, Ltd.                             40,000          119,048
Wheelock & Co., Ltd.                             45,000           61,166
Zhejiang Expressway Co.,
  Ltd. Cl. H                                    180,000           31,772
                                                             ------------
                                                               2,860,391

SINGAPORE-5.1%
Pacific Century Regional
  Developments, Ltd. (a)                         45,000          164,487

TAIWAN-7.2%
Asustek Computer, Inc.                            2,800           29,789
Formosa Plastics Corp.                           10,700           17,258
Hon Hai Precision Industry
  Co., Ltd.                                       7,840           42,070
Siliconware Precision
  Industries Co. (a)                             11,070           17,340
Synnex Technology
  International Corp.                             5,200           22,903
Taiwan Semiconductor
  Manufacturing Co.,
  Ltd. (a)                                       19,680           68,978
United World Chinese
  Commercial Bank                                28,000           34,305
                                                             ------------
                                                                 232,643
                                                             ------------
                                                               3,257,521


7


PORTFOLIO OF INVESTMENTS (CONTINUED)            ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
WARRANTS-0.0%
Hong Kong & China Gas
  Warrants, expiring
  9/30/99 (a)                                     1,000      $        77

RIGHTS-0.0%
Asustek Computer, Inc.
  Rts 8/21/99 (a)                                 2,800               13

TOTAL INVESTMENTS-100.7%
  (cost $2,499,183)                                            3,257,611
Other assets less
  liabilities-(0.7)%                                             (22,216)

NET ASSETS-100%                                              $ 3,235,395


(a)  Non-income producing security.

     See notes to financial statements.


8

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999                                   ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $2,499,183)            $ 3,257,611
  Cash                                                                  53,974
  Foreign cash, at value (cost $83,539)                                 83,782
  Deferred organization expenses                                       207,614
  Receivable for investment securities sold                             46,333
  Receivable from Adviser                                               34,093
  Receivable for capital stock sold                                     13,651
  Total assets                                                       3,697,058

LIABILITIES
  Payable to Adviser (reimbursement to Adviser for
    organizational expenses)                                           326,500
  Payable for capital stock redeemed                                     8,238
  Distribution fee payable                                               2,197
  Accrued expenses                                                     124,728
  Total liabilities                                                    461,663

NET ASSETS                                                         $ 3,235,395

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $       397
  Additional paid-in capital                                         3,974,342
  Undistributed net investment income                                    6,167
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (1,504,185)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                        758,674
                                                                   $ 3,235,395

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($1,010,648/123,202 shares of beneficial interest issued
    and outstanding)                                                     $8.20
  Sales Charge--4.25% of public offering price                             .36
  Maximum offering price                                                 $8.56
  CLASS B SHARES
  Net asset value and offering price per share
    ($1,901,750/234,257 shares of beneficial interest issued
    and outstanding)                                                     $8.12
  CLASS C SHARES
  Net asset value and offering price per share
    ($161,837/19,951 shares of beneficial interest issued
    and outstanding)                                                     $8.11
  ADVISOR CLASS SHARES
  Net asset value, redemption, and offering price per share
    ($161,160/19,554 shares of beneficial interest issued
    and outstanding)                                                     $8.24


See notes to financial statements.


9


STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1999                        ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $1,667)                                      $    76,279
  Interest                                                3,542    $    79,821

EXPENSES
  Advisory fee                                           27,234
  Distribution fee - Class A                              1,963
  Distribution fee - Class B                             18,368
  Distribution fee - Class C                              1,174
  Custodian                                             151,464
  Administrative                                        127,000
  Audit and legal                                        64,531
  Amortization of organizational expenses                62,325
  Registration                                           41,145
  Transfer agency                                        13,648
  Printing                                               13,528
  Director's fees                                        10,500
  Miscellaneous                                          13,662
  Total expenses                                        546,542
  Less: expenses waived and reimbursed
    (see Note B)                                       (464,615)
  Less: expense offset arrangement (see Note B)            (506)
  Net expenses                                                          81,421
  Net investment loss                                                   (1,600)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                        (631,179)
  Net realized gain on foreign currency
    transactions                                                         1,542
  Net change in unrealized appreciation of:
    Investments                                                      1,987,160
    Foreign currency denominated assets and
      liabilities                                                          242
  Net gain on investments and foreign currency
    transactions                                                     1,357,765

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 1,356,165


See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS              ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

                                                                  SEPTEMBER 3,
                                                     YEAR ENDED       1997*
                                                      JULY 31,         TO
                                                        1999      JULY 31, 1998
                                                    ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income (loss)                      $    (1,600)   $    18,810
  Net realized loss on investments and foreign
    currency transactions                              (629,637)      (877,930)
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities       1,987,402     (1,228,728)
  Net increase (decrease) in net assets from
    operations                                        1,356,165     (2,087,848)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                                  -0-        (5,303)
    Class B                                                  -0-       (10,749)
    Class C                                                  -0-          (619)
    Advisor Class                                            -0-          (714)
  Distributions in excess of net investment
    income
    Class B                                                  -0-        (1,442)
    Class C                                                  -0-          (191)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                              (279,240)     4,165,036
  Total increase                                      1,076,925      2,058,170

NET ASSETS
  Beginning of period                                 2,158,470        100,300
  End of period (including undistributed net
    investment income of $6,167, at
    July 31, 1999)                                  $ 3,235,395    $ 2,158,470


*    Commencement of operations.

     See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999                                   ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Greater China '97 Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1997 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $326,500 have been deferred and are being amortized on a straight-line basis through August 2002.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.


12


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and net operating losses resulted in a net increase in accumulated net realized loss on investments and foreign currency transactions and undistributed net investment income, and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20%, and 2.20% of average net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the year ended July 31, 1999, such waiver of management fees, amounted to $331,024 and the waiver of the cost of certain legal and accounting services provided to the Fund by the Adviser amounted to $127,000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended July 31, 1999, the Transfer Agent voluntarily waived all of its fees under the Agreement which amounted to $6,591.

In addition, for the year ended July 31, 1999, the Fund's expenses were reduced by $506 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $2,204 from the sale of Class A shares and $21,655 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended July 31, 1999.

Brokerage commissions paid on investment transactions for the year ended July 31, 1999, amounted to $23,040, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $31,995 for Class B shares. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $2,522,252 and $2,802,100, respectively, for the year ended July 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended July 31, 1999.

At July 31, 1999, the cost of investments for federal income tax purposes was $2,706,145. Accordingly, gross unrealized appreciation of investments was $822,422 and gross unrealized depreciation of investments was $270,956 resulting in net unrealized appreciation of $551,466 (excluding foreign currency transactions).

At July 31, 1999, the Fund had a net capital loss carryforward for federal income tax purposes of $1,132,756, which expires in the year 2007.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward exchange currency contracts outstanding at July 31, 1999.


14


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                                    SEPTEMBER 3,                   SEPTEMBER 3,
                                       1997*                          1997*
                     YEAR ENDED         TO         YEAR ENDED          TO
                    JULY 31, 1999  JULY 31, 1998  JULY 31, 1999   JULY 31, 1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              107,452       112,520     $   813,635     $   971,684
Shares issued in
  reinvestment of
  dividends                   -0-          502              -0-          3,613
Shares redeemed          (76,310)      (20,972)       (563,178)       (132,177)
Net increase              31,142        92,050     $   250,457     $   843,120

CLASS B
Shares sold              327,834       398,593     $ 2,338,138     $ 3,556,766
Shares issued in
  reinvestment of
  dividends and
  distributions               -0-        1,205              -0-          8,686
Shares redeemed         (415,218)      (78,167)     (2,923,975)       (463,301)
Net increase
  (decrease)             (87,384)      321,631     $  (585,837)    $ 3,102,151

CLASS C
Shares sold               13,684        21,183     $   106,827     $   201,955
Shares issued in
  reinvestment of
  dividends and
  distributions               -0-           84              -0-            604
Shares redeemed          (14,842)         (168)       (107,177)         (1,054)
Net increase
  (decrease)              (1,158)       21,099     $      (350)    $   201,505

ADVISOR CLASS
Shares sold               30,587         2,622    $    250,877     $    20,507
Shares issued in
  reinvestment of
  dividends                   -0-            9              -0-             64
Shares redeemed          (23,385)         (279)       (194,387)         (2,311)
Net increase               7,202         2,352     $    56,490     $    18,260


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 1999.


*    Commencement of operations.


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

NOTE G: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.


16


FINANCIAL HIGHLIGHTS                            ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                            CLASS A
                                                 -----------------------------
                                                                  SEPTEMBER 3,
                                                                    1997(A)
                                                  YEAR ENDED          TO
                                                 JULY 31, 1999   JULY 31, 1998
                                                 -------------   -------------
Net asset value, beginning of period                $ 4.84          $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                           .02             .08
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        3.34           (5.18)
Net increase (decrease) in net asset value
  from operations                                     3.36           (5.10)

LESS: DIVIDENDS
Dividends from net investment income                    -0-           (.06)
Net asset value, end of period                      $ 8.20          $ 4.84

TOTAL RETURN
Total investment return based on net asset
  value (d)                                          69.42%         (51.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)           $1,011            $445
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements (c)(e)      2.52%           2.52%(f)
  Expenses, before waivers/reimbursements            19.68%          18.27%(f)
  Net investment income                                .36%           1.20%(f)
Portfolio turnover rate                                 94%             58%


See footnote summary on page 20.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                            CLASS B
                                                 -----------------------------
                                                                  SEPTEMBER 3,
                                                                    1997(A)
                                                  YEAR ENDED          TO
                                                 JULY 31, 1999   JULY 31, 1998
                                                 -------------   -------------
Net asset value, beginning of period                $ 4.82          $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)(c)                   (.01)            .03
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        3.31           (5.17)
Net increase (decrease) in net asset value
  from operations                                     3.30           (5.14)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                    -0-           (.03)
Distributions in excess of net investment
  income                                                -0-           (.01)
Total dividends and distributions                       -0-           (.04)
Net asset value, end of period                      $ 8.12          $ 4.82

TOTAL RETURN
Total investment return based on net asset
  value (d)                                          68.46%         (51.53)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)           $1,902          $1,551
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements (c)(e)      3.22%           3.22%(f)
  Expenses, before waivers/reimbursements            20.22%          19.18%(f)
  Net investment income                               (.22)%           .53%(f)
Portfolio turnover rate                                 94%             58%


See footnote summary on page 20.


18


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                            CLASS C
                                                 -----------------------------
                                                                  SEPTEMBER 3,
                                                                    1997(A)
                                                  YEAR ENDED          TO
                                                 JULY 31, 1999   JULY 31, 1998
                                                 -------------   -------------
Net asset value, beginning of period                $ 4.82          $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)(c)                   (.03)            .03
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        3.32           (5.17)
Net increase (decrease) in net asset value
  from operations                                     3.29           (5.14)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                    -0-           (.03)
Distributions in excess of net investment
  income                                                -0-           (.01)
Total dividends and distributions                       -0-           (.04)
Net asset value, end of period                      $ 8.11          $ 4.82

TOTAL RETURN
Total investment return based on net asset
  value (d)                                          68.26%         (51.53)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $162            $102
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements (c)(e)      3.22%           3.22%(f)
  Expenses, before waivers/reimbursements            20.41%          19.37%(f)
  Net investment income                               (.49)%           .50%(f)
Portfolio turnover rate                                 94%             58%


See footnote summary on page 20.


19


FINANCIAL HIGHLIGHTS (CONTINUED)                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                         ADVISOR CLASS
                                                 -----------------------------
                                                                  SEPTEMBER 3,
                                                                    1997(A)
                                                  YEAR ENDED          TO
                                                 JULY 31, 1999   JULY 31, 1998
                                                 -------------   -------------
Net asset value, beginning of period                $ 4.85          $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                           .04             .10
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        3.35           (5.18)
Net increase (decrease) in net asset value
  from operations                                     3.39           (5.08)

LESS: DIVIDENDS
Dividends from net investment income                    -0-           (.07)
Net asset value, end of period                      $ 8.24          $ 4.85

TOTAL RETURN
Total investment return based on net asset
  value (d)                                          69.90%         (51.06)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $161             $60
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements (c)(e)      2.22%           2.22%(f)
  Expenses, before waivers/reimbursements            19.01%          18.13%(f)
  Net investment income                                .58%           1.51%(f)
Portfolio turnover rate                                 94%             58%



(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:


                                                                  SEPTEMBER 3,
                                                                     1997
                                                  YEAR ENDED          TO
                                                 JULY 31, 1999   JULY 31, 1998
                                                 -------------   -------------
        Class A                                       2.50%           2.50%
        Class B                                       3.20%           3.20%
        Class C                                       3.20%           3.20%
        Advisor Class                                 2.20%           2.20%


(f)  Annualized


20


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                            ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE GREATER CHINA '97 FUND, INC. We have audited the accompanying statement of assets and liabilities of Alliance Greater China '97 Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 1999, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from September 3, 1997 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Greater China '97 Fund, Inc. at July 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 3, 1997 to July 31, 1998, in conformity with generally accepted accounting principles.



New York, New York
September 8, 1999


21


                                                ALLIANCE GREATER CHINA '97 FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
WILLIAM H. FOULK, JR. (1)
TAK-LUNG TSIM

OFFICERS
MATTHEW W. S. LEE, CHIEF INVESTMENT OFFICER
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
MAMURO YAMAOKA, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY10019


(1)  Member of the Audit Committee


22


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
    Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio


23


ALLIANCE GREATER CHINA '97 FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GCFAR799